Valkyrie Bitcoin Miners ETF
Schedule of Investments
December 31, 2023 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
IT Services - 4.6%
Applied Digital Corp. (a)	496,026	$3,343,215

Semiconductors & Semiconductor Equipment - 5.5%
Advanced Micro Devices, Inc. (a)	2,125	313,246
NVIDIA Corp.	6,829	3,381,858
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,946	306,384
		4,001,488

Software - 89.2%
Argo Blockchain PLC - ADR (a)	851,802	3,185,739
Bit Digital, Inc. (a)	817,906	3,459,742
Bitdeer Technologies Group – Class A (a)	318,301	3,138,448
Bitfarms, Ltd. (a)	1,161,969	3,381,330
Cipher Mining, Inc. (a)	835,368	3,450,070
Cleanspark, Inc. (a)	913,642	10,077,471
Digihost Technology, Inc. (a)	431,750	988,708
Greenidge Generation Holdings, Inc. (a)	130,316	874,420
HIVE Digital Technologies, Ltd. (a)	733,629	3,323,339
Hut 8 Corp. (a)	248,794	3,318,912
Iris Energy, Ltd. (a)	1,084,789	7,756,241
Marathon Digital Holdings, Inc. (a)	465,788	10,941,360
Mawson Infrastructure Group, Inc. (a)	301,159	963,709
Riot Platforms, Inc. (a)	426,546	6,598,667
Stronghold Digital Mining, Inc. – Class A (a)	74,385	543,011
Terawulf, Inc. (a)	1,432,260	3,437,424
		65,438,591

Technology Hardware, Storage & Peripherals - 0.4%
Samsung Electronics Co., Ltd. - GDR	201	301,098
TOTAL COMMON STOCKS (Cost $55,057,830)		73,084,392

TOTAL INVESTMENTS - 99.7% (Cost $55,057,830)		73,084,392
Other Assets in Excess of Liabilities - 0.3%		243,011
TOTAL NET ASSETS - 100.0%		$73,327,403

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Valkyrie Bitcoin Miners Opportunities ETF
Summary of Fair Value Disclosure at December 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Information Technology	$73,084,392	$-	$-	$73,084,392
Total Common Stocks	73,084,392	-	-	73,084,392
Total Investments	$73,084,392	$-	$-	$73,084,392

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings by industry.